Fees Summary	Nov. 28, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	5,620.70
Total Transaction Valuation	40,700,218.00
Total Offset Amount	4,307.73
Net Fee	$ 1,312.97